Advisors Disciplined Trust 1685

                          Supplement to the Prospectus

     Western Asset Global Partners Income Fund Inc. (NYSE: GDF) has merged with and into Western Asset Global High Income Fund Inc. (NYSE: EHI). Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Global Closed-End Portfolio, Series 2016-3 will no longer include shares of Western Asset Global Partners Income Fund Inc.

     Supplement Dated:  August 29, 2016














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